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                                                                   Exhibit 10.79

                              CORPORATE GUARANTY

                                                         Date:___________, 1999.

General Electric Capital Corporation
44 Old Ridgebury Road
Danbury, Connecticut 06810

Gentlemen:

     To induce you to enter into the Loan Agreement dated__________ ___, 1999, and any and all Schedules and Annexes thereto, with TARRANT APPAREL GROUP ("Customer"), and to make the loan in the original principal amount of US $12,500,000.00 to the Customer the repayment of which is evidenced by the Promissory Note dated ________ ___, 1999, in the original principal amount of $12,500,000.00 from the Customer to you (collectively "Documents" and each a "Document"), in terms of Articles 2794, 2795, 2798, 2800 and other applicable Articles of the Civil Code for the Federal District (the "Civil Code") and the corresponding provisions of the Civil Codes for the various States of the Republic of Mexico (collectively the "Codes"), the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, and constitutes itself as solidary obligee for the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, evidenced by the Documents or any of them, and whether it represents principal, interest, penalty interest for late payment, indemnities, or original balance or accelerated balance, a balance reduced by partial payment, any deficiency on amounts paid by the Customer, or any other type of sums of any kind whatsoever that the Customer may owe to you under the Documents, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payments and performance obligations being collectively referred to as "Obligations"). The undersigned does hereby further guarantee to pay upon demand all losses, costs, attorney's fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

     For the purposes of this Guaranty, the undersigned hereby represents and warrants to you that:

     a) The undersigned is a commercial company duly organized, incorporated and authorized in the Republic of Mexico, as evidenced in public deed number 3,303 dated April 16th 1998, granted before Notary Public number 111 for the City of Monterrey, State of Nuevo Leon, Mr. Jose Javier Leal Gonzalez, and registered with the Public Registry of Commerce of the State of Puebla under Commercial File number 181, "fojas" 14, book 1, "Tomo" 7, dated June 19th 1998.

     b) That its representative herein, Ms. Corazon Reyes, has sufficient faculties therefor, which faculties have not been revoked nor limited in any manner whatsoever, as evidenced in public deed number 7,899 dated April 30th 99 granted before Notary Public 5 for the City of Tehuacan, State of Puebla, Mr. Miguel Angel Ortiz Anaya, and registered with the Public Registry of Commerce of the State of Puebla under Commercial File number 154, book 1, "Tomo" 7, dated May 6th 1999.

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     c)   That its corporate by-laws expressly allow it to guaranty third party's obligations without limitation.

     d) That the granting of this Guaranty will result in a direct or indirect economic benefit to it.

     This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any Event of Default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

     For the purposes of the preceding paragraph, the undersigned hereby expressly waives to the rights contained under Articles 2814, 2815, and 2823 of the Civil Code and the corresponding provisions of the Codes.

     The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Documents or any other documents; (b) any extension, renewal, amendment, change, waiver or other modification of the Documents or any other document; (c) the absence of, or delay in, any action to enforce the Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor. Therefore, the undersigned hereby expressly waives to the rights contained under Articles 2826, 2846 and 2847 of the Civil Code and the corresponding provisions of the Codes.

     The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make

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demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

     Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest, demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned hereby expressly waives to the rights contained in Articles 2848 and 2849 of the Civil Code and the corresponding provisions of the Codes including, but not limited to, the undersigned's right to terminate this Guaranty by reason of you not filing a suit or continuing therewith against the Customer for a period of more than three months. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

     Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, set off or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.

     If more than one person signs this document as guarantor: (i) in terms of
Article 2827 of the Civil Code and the corresponding provisions of the Codes, all signatories of this Guaranty sign it as soldiery obligees, all of them jointly and severally liable under this Guaranty, and (ii) all references made in the text of this Guaranty to the word "undersigned" will include all these persons which sign this Guaranty. The undersigned will not be released from its obligations hereunder unless your acts constitute gross negligence or willful misconduct, the undersigned cannot surrogate on the rights, privileges or liens held by you, therefore waiving to the rights contained in Article 2845 of the Civil Code and the corresponding provisions of the Codes.

     In case of substantial changes in the terms of any Documents, the Undersigned agrees that this Guaranty shall remain in full force, and effect unless otherwise required by you. If, pursuant to new circumstances you consider that a new guaranty needs to be agreed upon, the undersigned agrees to modify the terms and obligations herein, pursuant to the condition stated by you.

     As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

     This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statements of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full

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effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrender, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other rights to demand performance hereunder.

     This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

     If any provisions of this Guaranty are in conflict with any applicable law or regulation, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

     The undersigned agrees that this Guaranty, its interpretation and application, will be subject in all respects to the laws of the State of New York (without giving effect to any conflicts of laws principles thereof), its interpretive case law and jurisprudence and its English version will prevail in the event any legal proceeding related to this Guaranty is brought therein. The undersigned also agrees that this Guaranty, its interpretation and application will be subject in all respects to the laws of Mexico, its interpretative case law and jurisprudence, and its Spanish version will prevail in the event that any legal proceeding related to this Guaranty is brought therein.

     Undersigned (a) hereby irrevocably submits itself to the nonexclusive jurisdiction of the state courts of New York, United States of America, and the United States District Court for the Southern District of New York, if any legal proceeding related to this Guaranty is brought in the State of New York, and to the courts within the Federal District of the United Mexican States if any legal proceeding related to this Guaranty is brought in Mexico, for the purposes of any suit, action or other proceeding arising out of this Guaranty, or any of the transactions contemplated hereby brought by any party or parties thereto, or their successors or assigns, (b) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in, to the fullest extent permitted by law, such courts, and (c) to the extent that undersigned has or hereafter may acquire any immunity from jurisdiction of any such court or from any legal process therein hereby waives, to the fullest extent permitted by law, such immunity, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, the defense of sovereign immunity, or any claim (i) that it is not personally subject to the jurisdiction of the above-named courts by reason of sovereign immunity or otherwise, (ii) that it is immune from any legal process (whether through service or notice, attachment prior to the judgment, attachments in aid of execution, execution or otherwise) with respect to itself of its property, by reason of sovereign immunity, (iii) that the suit, action or proceeding is brought in an inconvenient forum, (iv) the venue of the suit, action or proceeding is improper, or (v) that this Guaranty may not be enforced in or by such courts.

     Undersigned further agrees that a final judgment against it in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions (including, without limitation, Mexico) by suit on the judgment or in any other manner provided by law, and a certified or true copy of such final judgment shall be conclusive evidence of the fact and of the amount of any indebtedness or liability of undersigned therein described; provided that nothing herein shall affect your right or the right of your successors or assigns to serve legal process in any other manner permitted by law or

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affect your rights or the rights of your successors or assigns to bring action or proceeding against undersigned or its property in the courts of other jurisdictions.

     Undersigned waives any and all defenses it may have that this Guaranty is unenforceable according to the laws of Mexico or the United States.

     IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

                              GUARANTOR
                              TARRANT MEXICO, S. DE R. L. DE C.V.



                                /s/ Corazon R. Reyes
                              ----------------------------
                              By: Ms. Corazon R. Reyes
                              Attorney in Fact

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